Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

AGREEMENT (this “Agreement”) entered into as of the 30th day of April, 2026, by and between JBAAM Acquisition Corp II, a Delaware corporation (the “Company”), and Andrew Weksler, an individual (the “Purchaser”).

WHEREAS, the Purchaser desires to purchase, and the Company desires to sell, (i) an aggregate of 10,000,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) an aggregate of 1,000,000 shares (the “Preferred Shares”) of the Company’s Series A Super Voting Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), and (iii) warrants to purchase up to 50,000,000 shares of Common Stock (the “Warrants” and, together with the Common Shares and the Preferred Shares, the “Securities”), upon the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Purchaser and the Company hereby agree as follows:

SECTION 1: SALE OF THE SECURITIES

1.1 Sale of Common Shares. Subject to the terms and conditions hereof, the Company will sell to the Purchaser and the Purchaser will purchase from the Company, upon the execution and delivery of this Agreement, the Common Shares for a purchase price equal to $10,000 (the “Common Purchase Price”).

1.2 Sale of Preferred Shares. Subject to the terms and conditions hereof, the Company will sell to the Purchaser and the Purchaser will purchase from the Company, upon the execution and delivery of this Agreement, the Preferred Shares for a purchase price equal to $100 (the “Preferred Purchase Price” and, together with the Common Purchase Price, the “Purchase Price”). The Preferred Shares shall have the rights, preferences, powers, privileges and restrictions set forth in the Company’s Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on April 22, 2026 (the “Charter”).

1.3 Issuance of Warrants. In connection with the purchase of the Common Shares, the Company shall issue to the Purchaser the Warrants to purchase up to 50,000,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.01 per share (the “Exercise Price”). The Warrants shall be exercisable at any time during the period commencing on the date of issuance and ending on the twentieth (20th) anniversary thereof (the “Expiration Date”). If, at the time of exercise, there is no effective registration statement under the Securities Act covering the resale of the Warrant Shares, the Purchaser may exercise the Warrants on a cashless basis, whereby the number of Warrant Shares issued shall be determined by multiplying the number of Warrant Shares as to which the Warrants are being exercised by a fraction, the numerator of which is the fair market value per share of Common Stock on the date of exercise minus the Exercise Price, and the denominator of which is the fair market value per share of Common Stock on the date of exercise. For purposes of any cashless exercise, fair market value shall be determined by the Board of Directors of the Company in good faith. The number of Warrant Shares and the Exercise Price shall be subject to proportional adjustment in the event of any stock split, stock dividend, recapitalization, reorganization, or similar event affecting the Common Stock.

SECTION 2: CLOSING DATE; DELIVERY

2.1 Closing Date. The closing of the purchase and sale of the Securities hereunder (the “Closing”) shall be held immediately following the execution and delivery of this Agreement.

2.2 Delivery at Closing. At the Closing, (a) the Company will record the issuance of the Common Shares and the Preferred Shares in the Company’s stock ledger in the Purchaser’s name, against payment of the Purchase Price therefor as indicated above, and (b) the Company will deliver to the Purchaser the Warrants in the form attached hereto as Exhibit B.

SECTION 3: REPRESENTATIONS AND WARRANTIES OF PURCHASER

The undersigned Purchaser hereby represents and warrants to the Company as follows:

3.1 Restricted Securities. None of the Securities are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser acknowledges that the Securities have not been recommended by any US Federal or State securities commission or regulatory authority and have not confirmed the accuracy or determined the adequacy of this Agreement. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and, if deemed advisable by the Company, the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement. The Purchaser understands that the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

3.2 Experience. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision. The Purchaser has adequate means of providing for the Purchaser’s current needs and possible future contingencies and the Purchaser has no need, and anticipates no need in the foreseeable future, to sell the Securities for which the Purchaser subscribes. The Purchaser is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the Purchaser is able to hold the Securities for an indefinite period of time and has sufficient net worth to sustain a loss of the Purchaser’s entire investment in the Company in the event such loss should occur. Except as otherwise indicated herein, the Purchaser is the sole party in interest as to its investment in the Company, and it is acquiring the Securities solely for investment for the Purchaser’s own account and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the Securities subscribed for to any other person.

3.3 Investment; Access to Data. The Purchaser has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Securities and an investment in the Company. The Purchaser has been furnished materials relating to the Company, the private placement of the Securities or anything else that it has requested and has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense. Representatives of the Company have answered all inquiries that the Purchaser has made of them concerning the Company, or any other matters relating to the formation and operation of the Company and the offering and sale of the Securities. The Purchaser has not been furnished any offering literature other than the materials that the Company may have provided at the request of the Purchaser; and the Purchaser has relied only on such information furnished or made available to the Purchaser by the Company as described in this Section. The Purchaser is acquiring the Securities for investment for the Purchaser’s own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser acknowledges that the Company is a start-up company with no current operations, assets or operating history, which may possibly cause a loss of Purchaser’s entire investment in the Company.

3.4 Authorization. (a) This Agreement, upon execution and delivery thereof, will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally.

(b) The execution, delivery and performance by Purchaser of this Agreement and compliance therewith and the purchase and sale of the Securities will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which Purchaser is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Purchaser is a party or by which the Purchaser is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Purchaser pursuant to any such term.

3.5 Accredited Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended and has executed the statement of accredited investor annexed hereto as Exhibit A.

3.6 Series A Preferred Stock. The Purchaser acknowledges and understands that the Series A Preferred Stock has the voting rights, preferences, and other terms set forth in the Charter, including without limitation 100 votes per share voting together with the Common Stock as a single class, and certain protective provisions requiring the consent of the holders of a majority of the outstanding Series A Preferred Stock for specified corporate actions.

3.7 Warrant Acknowledgment. The Purchaser acknowledges and understands that the Warrants and the Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act and that the Warrants may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

SECTION 4: MISCELLANEOUS

4.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

4.2 Survival. The terms, conditions and agreements made herein shall survive the Closing.

4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.4 Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

4.5 Counterparts; Electronic Signature. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument. This Agreement may be executed by facsimile or pdf signature by any party and such signature will be deemed binding for all purposes hereof without delivery of an original signature being thereafter required.

4.6 Exhibits. The following exhibits are attached hereto and incorporated herein by reference: Exhibit A — Statement of Accredited Investor; Exhibit B — Form of Warrant.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first written above

JBAAM ACQUISITION CORP II

By:
Andrew Weksler
President, Secretary, Chief Executive Officer,
and Chief Financial Officer

PURCHASER

Andrew Weksler

Exhibit A

STATEMENT OF ACCREDITED INVESTOR

To: JBAAM Acquisition Corp II (the “Company”)

Ladies and Gentlemen:

The undersigned hereby refers to the Common Stock Purchase Agreement executed and delivered to the Company by the undersigned as of the date hereof. In connection with the subscription thereunder by the undersigned to purchase securities of the Company, the undersigned hereby represents and warrants that such individual or entity meets at least one of the tests listed below for an “accredited investor” (as such term is defined under Regulation D promulgated pursuant to the Securities Act of 1933, as amended).

“Accredited Investors” are accorded special status under the federal securities laws. Individuals who hold certain positions with an issuer or its affiliates, or who have certain minimum individual income or certain minimum net worth (each as described below) may qualify as Accredited Investors. Partnerships, corporations or other entities may qualify as Accredited Investors if they fulfill certain financial and other standards, or if all of their equity owners have incomes and/or net worth which qualify them individually as Accredited Investors, and trusts may qualify as Accredited Investors if they meet certain financial and other tests (as described below).

You may qualify as an Accredited Investor under Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”) if you meet any of the following tests (please check all that apply):

___X__ (a) The undersigned is a natural person whose net worth, or joint net worth with spouse, at the time of purchase, exceeds $1,000,000 (excluding the value of the undersigned’s primary residence).[1]

_____ (b) The undersigned is a natural person whose individual income (excluding that of his or her spouse) exceeded $200,000 in each of the last two years, i.e., 2023 and 2024, and who reasonably expects individual income exceeding $200,000 in the current year.

_____ (c) The undersigned is a natural person whose joint gross income with his or her spouse exceeded $300,000 in each of the last two years, i.e., 2023 and 2024 and who reasonably expects joint gross income with his or her spouse exceeding $300,000 in the current year.

_____ (d) The undersigned is:

_____ (i) a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

_____ (ii) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended;

_____ (iii) an insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of such act;

[1] For purposes of calculation net worth in paragraph (a) above, (i) the undersigned’s primary residence shall not be included as an asset; (ii) indebtedness secured by the undersigned’s primary residence, up to the estimated fair market value of such primary residence as of the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding as of the date hereof exceeds the amount outstanding as of 60 days before the date hereof, other than as a result of the acquisition of such primary residence, the amount of such excess shall be included as a liability) and (iii) indebtedness that is secured by the undersigned’s primary residence in excess of the estimated fair market value of such primary residence as of the date hereof, shall be included as a liability.

_____ (iv) any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

_____ (v) any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or

_____ (vi) any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____ (e) The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

_____ (f) The undersigned is a trust, and the grantor (i) has the power to revoke the trust at any time and regain title to the trust assets; and (ii) meets the requirements of items (a) (b), or (c) above.

_____ (g) The undersigned is a tax-exempt organization described in Section 501(c) (3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities with total assets in excess of $5,000,000.

_____ (h) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the securities.

_____ (i) The undersigned is an entity in which all of the equity owners meet any of the requirements of items (a) through (h) above.

[SIGNATURE PAGE FOLLOWS]

Dated: April 30, 2026

Very truly yours,

Andrew Weksler
Name of Individual or Entity

Authorized Signature

Address: 39 West 37th Street
New York, New York 10018

Exhibit B

FORM OF WARRANT

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SHARES OF COMMON STOCK, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANT

JBAAM ACQUISITION CORP II

a Delaware corporation

Warrant to Purchase 50,000,000 Shares of Common Stock

Date of Issuance: April 30, 2026

Expiration Date: April 30, 2046

Warrant No. W-1

This COMMON STOCK PURCHASE WARRANT (this “Warrant”) is issued by JBAAM Acquisition Corp II, a Delaware corporation (the “Company”), to Andrew Weksler (the “Holder”), pursuant to that certain Securities Purchase Agreement, dated as of April 16, 2026, by and between the Company and the Holder (the “Purchase Agreement”).

FOR VALUE RECEIVED, the Company hereby certifies that the Holder is entitled, subject to the terms and conditions set forth herein, to purchase from the Company up to Fifty Million (50,000,000) shares of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”) (such shares issuable upon exercise of this Warrant, the “Warrant Shares”), at a purchase price per share equal to $0.01 (the “Exercise Price”), at any time and from time to time on or after the date hereof and on or before 5:00 P.M., New York City time, on April 16, 2046 (the “Expiration Date”), and subject to the following terms and conditions.

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which the Holder, by acceptance of this Warrant, agrees:

Section 1. Exercise of Warrant.

(a) Exercise Period. This Warrant shall be exercisable, in whole or in part, at any time and from time to time on or after the date hereof and on or before the Expiration Date. After the Expiration Date, this Warrant shall be void and of no further force or effect.

(b) Exercise Price. The exercise price per share for the Warrant Shares shall be $0.01, subject to adjustment as provided in Section 4 hereof (the “Exercise Price”).

Section 2. Mechanics of Exercise.

(a) Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company: (i) a written notice of the Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased (the “Exercise Notice”); and (ii) payment of the aggregate Exercise Price for the Warrant Shares being purchased, by wire transfer of immediately available funds, certified check, or bank draft payable to the order of the Company.

(b) Partial Exercise. If this Warrant is exercised in part, the Company shall, at the time of delivery of the Warrant Shares, issue to the Holder a new warrant for the unexercised portion of this Warrant, which new warrant shall be identical in form and substance to this Warrant, except that it shall represent the right to purchase the number of Warrant Shares equal to the number of Warrant Shares for which this Warrant shall not then have been exercised.

(c) Delivery of Warrant Shares. Upon receipt of an Exercise Notice and payment of the aggregate Exercise Price (or upon a cashless exercise as provided in Section 3), the Company shall, as promptly as practicable and in any event within five (5) business days thereafter, deliver or cause to be delivered to the Holder the number of Warrant Shares to which the Holder is entitled, in the Holder’s name or in such name as shall be designated in the Exercise Notice.

(d) No Fractional Shares. No fractional Warrant Shares or scrip representing fractional shares shall be issued upon exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay to the Holder an amount in cash equal to the Exercise Price multiplied by such fraction.

Section 3. Cashless Exercise.

(a) Cashless Exercise Right. Notwithstanding anything to the contrary contained herein, if at any time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for, the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A−B) × (X)] by (A), where:

(A) = the Fair Market Value (as defined below) of one share of Common Stock on the date of exercise;

(B) = the Exercise Price; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

(b) Fair Market Value. For purposes of this Warrant, “Fair Market Value” shall mean the fair market value of one share of Common Stock as determined in good faith by the Board of Directors of the Company; provided, that if the Common Stock is listed on a national securities exchange, the Fair Market Value shall be the closing sale price of the Common Stock on such exchange on the trading day immediately prior to the date of exercise (or, if no closing sale price is reported, the last bid price), as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable.

Section 4. Adjustments.

(a) Stock Splits, Dividends, Etc. If the Company shall at any time after the date hereof (i) declare a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide or split the outstanding Common Stock, (iii) combine or reverse split the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), then, in each such case, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, split, combination, reverse split, or reclassification shall be adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or been entitled to receive after the occurrence of any of the events described above had this Warrant been exercised immediately prior to the occurrence of such event. Any adjustment made pursuant to this Section 4(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, split, combination, reverse split, or reclassification.

(b) Price-Based Anti-Dilution. If at any time after the date hereof, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (or securities convertible into or exercisable for Common Stock) for a consideration per share less than the Exercise Price then in effect (a “Dilutive Issuance”), then immediately upon such Dilutive Issuance, the Exercise Price shall be reduced to a price equal to the consideration per share received by the Company in such Dilutive Issuance (the “Adjusted Exercise Price”). Upon any adjustment of the Exercise Price pursuant to this Section 4(b), the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionally adjusted such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 4(b) with respect to (i) shares of Common Stock or options or other securities issued to employees, officers, directors, or consultants of the Company pursuant to any equity incentive plan or arrangement approved by the Board of Directors, (ii) shares of Common Stock issued upon the exercise or conversion of any options, warrants, or convertible securities outstanding as of the date hereof, or (iii) shares of Common Stock issued in connection with a business combination, merger, or acquisition approved by the Board of Directors.

(c) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation, or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made so that the Holder shall have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property that the Holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, the Holder had held the number of shares of Common Stock that were then issuable upon the exercise of this Warrant.

(d) Notice of Adjustments. Whenever the Exercise Price or the number of Warrant Shares issuable upon exercise of this Warrant is adjusted pursuant to this Section 4, the Company shall promptly deliver to the Holder a certificate of the Company’s Chief Financial Officer setting forth the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 5. No Stockholder Rights.

This Warrant shall not entitle the Holder to any voting rights, dividends, or other rights as a stockholder of the Company prior to the exercise hereof. No provision of this Warrant, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

Section 6. Transferability.

(a) Restrictions on Transfer. This Warrant and the rights hereunder may not be assigned, conveyed, or transferred, in whole or in part, without the prior written consent of the Company, except to a Permitted Transferee (as defined below).

(b) Permitted Transferees. “Permitted Transferees” means (i) any affiliate of the Holder, (ii) any member of the Holder’s immediate family, (iii) any trust established for the benefit of the Holder or a member of the Holder’s immediate family, or (iv) any entity wholly owned by the Holder or members of the Holder’s immediate family.

(c) Conditions to Transfer. As a condition to any permitted transfer, the transferee shall execute an instrument agreeing to be bound by the terms of this Warrant and shall provide the Company with an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Securities Act of 1933, as amended.

Section 7. Loss or Destruction.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of an indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

Section 8. Miscellaneous.

(a) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b) Amendments. This Warrant may not be amended, modified, or supplemented, and no provision hereof may be waived, without the prior written consent of both the Company and the Holder.

(c) Notices. All notices, requests, demands, and other communications under this Warrant shall be in writing and shall be deemed to have been duly given (i) on the date of personal delivery, (ii) on the date of transmission if sent by email, (iii) on the business day after delivery to a nationally recognized overnight courier service, or (iv) on the third business day following deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

If to the Company: JBAAM Acquisition Corp II, 39 West 37th Street, New York, New York 10018, Attention: Andrew Weksler

If to the Holder: At the address set forth on the records of the Company.

(d) Successors and Assigns. Subject to the restrictions on transfer set forth in Section 6, this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and permitted assigns.

(e) Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f) Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(g) Entire Agreement. This Warrant, together with the Purchase Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first written above.

JBAAM ACQUISITION CORP II
By:
Name: Andrew Weksler
Title: President

ACKNOWLEDGED AND AGREED:

HOLDER:

Andrew Weksler

RESTRICTIVE LEGEND

Each certificate representing Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.